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                                                                    Exhibit 32.2



                  Certification of Principal Financial Officer

I, Jeffrey E. Curtiss, of Service Corporation International, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (4) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Service Corporation International.


Dated:  November 5, 2003



                                         /s/ Jeffrey E. Curtiss
                                         ----------------------
                                         Jeffrey E. Curtiss
                                         Senior Vice President
                                         Chief Financial Officer and
                                         Treasurer
                                         (Principal Financial Officer)